                                                                    Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. ss. 1350, ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Steel Dynamics, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Keith E. Busse, President and Chief Executive Officer of Steel Dynamics, Inc., certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2003



/S/  Keith E. Busse
-------------------------------------
Keith E. Busse
President and Chief Executive Officer


         The foregoing certification is furnished to and not filed with the Securities and Exchange Commission. A signed original of this written statement has been provided to Steel Dynamics, Inc. and will be retained by Steel Dynamics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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